iShares®

iShares Trust

iShares U.S. ETF Trust

iShares, Inc.

Supplement dated March 4, 2015

to the Statements of Additional Information (the “SAI”)

for all iShares Funds (the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Funds.

George G.C. Parker has resigned as independent trustee of the Board of iShares Trust and iShares U.S. ETF Trust and director of the Board of iShares, Inc. References to George G.C. Parker are hereby removed from each SAI.

Effective February 3, 2015, Jane D. Carlin was appointed as independent trustee of the Board of iShares Trust and iShares U.S. ETF Trust and director of the Board of iShares, Inc. The information below is hereby added to the “Management” section of each SAI.

Independent Trustees

Name (Age)	Position within the iShares Registrant	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Jane D. Carlin (59)	Trustee of iShares U.S. ETF Trust (since 2015); Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006 -2012).	Director of PHH Corporation (mortgage solutions) (since 2012).

Jane D. Carlin has been a Trustee of iShares Trust and iShares U.S. ETF Trust since February 3, 2015. Ms. Carlin has served as a Director of iShares, Inc. since February 3, 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

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